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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         April 11, 1997 (April 8, 1997)
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               Date of Report (Date of earliest event reported)

                           ACCESS ANYTIME BANCORP, INC.
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            (Exact name of registrant as specified in its charter)

           Delaware                        0-28894               85-0444597
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(State or other jurisdiction of          Commission           (I.R.S. Employer
 incorporation or organization)          File Number         Identification No.)

                                801 Pile Street
                            Clovis, New Mexico 88101
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                   (Address of principal executive offices)

                                (505) 762-4417
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             (Registrant's telephone number, including area code)

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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     Access Anytime Bancorp, Inc. (the "Company") filed a registration statement with the Securities and Exchange Commission on December 26, 1996 with respect to the Company's offering of Common Stock.

     As of April 8, 1997 the Company completed its Public Offering. An aggregate of 460,878 shares of Common Stock (for a total of $2,419,609.50) were subscribed for at a subscription price of $5.25 per share in the Company's Public Offering, including 174,824 shares subscribed for in the Supplemental Offering, which expired on April 8, 1997, and 286,054 shares subscribed for in the Rights Offering to its shareholders, which expired on February 14, 1997.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

                                                 ACCESS ANYTIME BANCORP, INC.

Date: April 11, 1997                             By: /s/ KEN HUEY, JR.
                                                     ---------------------------
                                                 Ken Huey, Jr., President, Chief
                                                 Financial Officer and Director